UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2012 (July 24, 2012)

Owens & Minor, Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-9810	54-1701843
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

9120 Lockwood Boulevard, Mechanicsville, Virginia	23116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (804) 723-7000

Not applicable

(former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On July 24, 2012, Owens & Minor, Inc. (the “Company”) issued a press release announcing updated financial guidance for the year ending December 31, 2012. A copy of the Company’s press release is attached as Exhibit 99.1. The attached exhibit is provided under Item 7.01 of Form 8-K and is furnished to but not filed with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued by the Company on July 24, 2012 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: July 25, 2012	By:	/s/ Grace R. den Hartog
Name: Grace R. den Hartog
Title: Senior Vice President, General
Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by the Company on July 24, 2012 (furnished pursuant to Item 7.01).